SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): January 17, 2006

Asset Backed Securities Corporation
Encore Credit Receivables Trust 2005-4
Asset Backed Pass-Through Certificates, Series 2005-4

ASSET BACKED SECURITIES CORPORATION

(Exact name of registrant as specified in its charter)
New York	333-127230	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 10, 2005, Asset Backed Securities Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of October 1, 2005 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), Encore Credit Corp., as seller and servicer, Citimortgage, Inc., as master servicer, Mortgageramp, Inc., as loan performance advisor, Deutsche Bank National Trust Company, as trustee, (the “Trustee”) and Citibank, N.A., as securities administrator (the “Securities Administrator”), providing for the issuance of the Company’s Asset Backed Pass-Through Certificates, Series 2005-4 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

99.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By:

/s/ _Joe C. Little

Name:

Joe C. Little

Title:

Vice President

Dated:  January 17, 2006

EXHIBIT 99.1